UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

BC PARTNERS LENDING CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing party:
	4)	Date Filed:

BC PARTNERS LENDING CORPORATION

650 Madison Ave

New York, New York 10022

(212) 891-2880

NOTICE OF ACTION BY WRITTEN CONSENT AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

April 30, 2019

Dear Stockholder:

This notice and accompanying Information Statement is being furnished to you as a holder of shares of common stock, par value $0.001 per share (“Common Stock”), of BC Partners Lending Corporation, a Maryland corporation (the “Company”), to inform you of the approval of the actions described below taken by the unanimous written consent of the holders of the Company’s Common Stock: (i) the election of Alexander Duka and Graeme Dell as Class I directors to each serve a three-year term expiring at the 2022 annual meeting of stockholders, and (ii) the ratification of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

On April 30, 2019, the Company received a written consent of stockholders (the “Consent”) that (i) approves the election of Messrs. Duka and Dell as Class I directors of the Company to serve a three-year term expiring at the 2022 annual meeting of stockholders and upon the election and qualification of their successors, and (ii) ratifies the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The Consent represented 100% of the Company’s issued and outstanding Common Stock and 100% of the aggregate voting power, as of the date of the Consent. No other vote of our stockholders is required. The Board previously approved resolutions nominating Messrs. Duka and Dell as Class One directors and approving the engagement of KPMG to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the actions described in the attached Information Statement will not become effective until at least 20 calendar days following the date on which the attached Information Statement is first mailed to the Company’s stockholders.

The attached Information Statement is dated April 30, 2019 and is first being mailed to our stockholders on or about April 30, 2019. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

Sincerely,

Jacki Hamilton

Secretary

i

BC PARTNERS LENDING CORPORATION

650 Madison Avenue

New York, New York 10022

(212) 891-2880

INFORMATION STATEMENT

Action by Unanimous Written Consent of Stockholders

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to you as a holder of shares of common stock, par value $0.001 per share (“Common Stock”), of BC Partners Lending Corporation, a Maryland corporation, in connection with the action by unanimous written consent of the holders of all of our issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to the “Company,” “we,” “us,” or “our” refer to BC Partners Lending Corporation. We are mailing this Information Statement to our stockholders of record on or about April 30, 2019.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company.

Unanimous Action by Stockholders

The board of directors of the Company (the “Board”) unanimously approved resolutions (i) nominating Alexander Duka and Graeme Dell as Class I directors of the Company, to each serve a three-year term expiring at the 2022 annual meeting of stockholders and (ii) approving the engagement of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019. As of the date of the Consent, we had 4,000 shares of Common Stock outstanding. Each share of outstanding Common Stock is entitled to one vote.

On April 30, 2019 pursuant to Section 2-505 of the Maryland General Corporation Law (“MGCL”) and the charter of the Company (the “Charter”), the Company received written consent (the “Consent”) that (i) approves the election of Messrs. Duka and Dell as Class I directors of the Company to each serve a three-year term expiring at the 2022 annual meeting of stockholders and upon the election and qualification of their successors and (ii) ratifies the engagement of KPMG to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019, from our stockholders holding an aggregate of 4,000 shares of our Common Stock, representing 100% of our outstanding shares of Common Stock.

ITEM 1. ELECTION OF DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Our business and affairs are managed under the direction of the Board. Pursuant to our Charter, the Board is divided into three classes, designated Class I, Class II, and Class III. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year upon the election and qualification of their successors. Each director will hold office for the term to which he or she is elected or until their respective successor is duly elected and qualifies.

The Board nominated and our stockholders elected, via the Consent, Messrs. Duka and Dell as Class One directors to each serve a three-year term expiring at the 2022 annual meeting of stockholders and upon the election and qualification of their successors. Messrs. Duka and Dell are the only Class One directors.

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office / Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships	Class
Independent Directors
Alexander Duka Age: 52	Director	Lead Independent Director since April 2018; term expires 2019	Mr. Duka has been a member of the Board since April 2018. Mr. Duka is currently the Executive Vice President of Corporate Development for Acceleration Bay LLC, a patent investment and technology acceleration business headquartered in San Mateo, CA. Mr. Duka is responsible for Finance, Investor Relations, Strategic Relationships, New Ventures and Acquisitions. He joined the firm in September 2017. Mr. Duka previously spent 20 years at Citigroup and was a Managing Director in the Financial Institutions group in Global Banking, retiring in February 2017. Mr. Duka was the senior banker responsible for managing Citi’s banking relationships with a number of high profile traditional and alternative asset management companies. Mr. Duka oversaw all financings, capital markets activity, M&A and the provision of other banking services and advice for this client base. Mr. Duka also worked with these asset managers to develop a new generation of permanent capital	Portman Ridge Finance Corporation since April 2019	I

vehicles, including Business Development Companies, REITs, Closed End Funds, and European Listed Vehicles. Prior to Citi, Mr. Duka worked at Bank of New York and United Jersey Bank. Mr. Duka received his B.A. from Rutgers College and his MBA from Rutgers Graduate School of Management.

Through his prior experiences as an executive vice president and managing director at several companies, Mr. Duka brings business expertise and finance and industry skills to his Board service. The foregoing qualifications led to the Board’s conclusion that Mr. Duka should serve as a member of the Board.

George Grunebaum Age: 56	Director	Director since April 2018; term expires 2020	Mr. Grunebaum has been a member of the Board since April 2018. Mr. Grunebaum joined Ashmore in 2008. He is Chief Executive Officer of Ashmore Investment Management (US) Corp. He is President of Ashmore Funds, a series of U.S. registered mutual funds. Prior to that, he was co-Managing Partner of Dolomite Capital Management and one of the founding partners of the firm. He began his career in finance in 1986, joining Chase Investment Banks’ Latin America corporate finance division. In 1987, he was asked to join the newly formed Debt Arbitrage Group and from 1988 to 1995, worked in various capacities as an Emerging Markets trader. In 1995, he was asked to run global client trading for the Emerging Markets group and in 1998, was given additional responsibility for global principal risk taking in	Portman Ridge Finance Corporation since April 2019; Ashmore Funds since December 2010	II

Emerging Market credit, and for local interest rates and Emerging Market equities in 2001. Mr. Grunebaum continued to work at the firm and its successor institutions and was elected co-chairman of the Emerging Markets Traders Association (EMTA) in 2001, until his retirement from JPMorgan Chase in May 2005. He received his BA from Hamilton College. He is licensed as a Series 7, Series 24, and Series 63 Registered Representative.

Mr. Grunebaum’s executive experience brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Grunebaum’s knowledge of, and experience in, finance and accounting, the Board determined that Mr. Grunebaum is an “audit committee financial expert” as defined under SEC rules. The foregoing qualifications led to the Board’s conclusion that Mr. Grunebaum should serve as a member of the Board.

Robert Warshauer Age: 61	Director	Director since April 2018; term expires 2021	Mr. Warshauer has been a member of the Board since April 2018. Mr. Warshauer is Head of the Investment
Banking Group – New York and Co-Head of the Restructuring Practice in Imperial Capital’s New York Investment Banking Group. He has over 25 years of experience in financings, mergers and acquisitions, and restructurings. Prior to joining Imperial Capital, he was a Managing Director at Kroll Zolfo Cooper, where he advised clients on operational issues, acquisitions and recapitalizations. He was a Managing Director and member of the Board of Directors and	Portman Ridge Finance Corporation since April 2019	III

the Commitment Committee of Giuliani Capital Advisors LLC, and its predecessor firm, Ernst & Young Corporate Finance LLC. He has also held the position of CEO and President of a branded retail business with over 500 locations and 5,000 employees, been the CEO of an international business services and manufacturing company with operations in 16 countries, and served as President and a member of the Board of Directors of a publicly traded technology company. He is a former member of the Board of Directors of the American Bankruptcy Institute and currently serves on several corporate and charitable Boards of Directors.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Warshauer brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Warshauer’s knowledge of, and experience in, finance and accounting, the Board determined that Mr. Warshauer is an “audit committee financial expert” as defined under SEC rules, and that he is qualified to serve as chairman of the Audit Committee of the Board. The foregoing qualifications led to the Board’s conclusion that Mr. Warshauer should serve as a member of the Board.

Interested Directors
Edward (Ted) Goldthorpe Age: 42	Chairman of the Board, President and Chief Executive Officer	Since April 2018, term expires 2020

Mr. Goldthorpe has been a member of the Board since April 2018. Mr. Goldthorpe is a Partner of BC Partners Credit (“BCP Credit”), an integrated credit platform operating within the BC Partners organization. He joined BC Partners LLP to open BCP Credit in 2017. He was previously President of Apollo Investment Corporation and the Chief Investment Officer of Apollo Investment Management where he was the head of its U.S. Opportunistic Platform and also oversaw the Private Origination business from 2012 to 2016. He was also a member of Apollo’s firm-wide Senior Management Committee. Prior to Apollo, Mr. Goldthorpe worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk. He was previously the head of Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe launched BC Partners’ credit business in 2017 and oversees a team of experienced credit professionals. As a Partner of BC Partners LLP, Mr. Goldthorpe is also a member of the Investment Committee of the private equity business.

Mr. Goldthorpe’s prior credit and investment experience, including his experience as an officer of a publicly-traded business development company, led to the Board’s conclusion that Mr. Goldthorpe should serve as a member of the Board.

			Portman Ridge Finance Corporation since April 2019; Mount Logan Capital Inc. since October 2018	II

Graeme Dell Age: 52	Director, Treasurer and Chief Financial Officer	Since April 2018, term expires 2019

Mr. Dell has been a member of the Board since April 2018. Mr. Dell is a Partner and Finance Director of BC Partners LLP. Mr. Dell joined BC Partners in London in 2014 to further develop the support functions within the organization including fund administration, compliance, finance, information technology, human resources and risk. Previously, Mr. Dell spent six years at Ashmore Group plc, a UK listed asset management firm, principally investing in emerging markets debt, where he was Group Finance Director. Prior to this, he was Group Finance Director for six years at Evolution Group plc, another UK listed financial services organization. He initially qualified as a chartered accountant at Coopers & Lybrand before performing roles in operations and finance at Goldman Sachs and Deutsche Bank.

Through his board experience as an officer of several listed companies, in addition to skills acquired with firms engaged in financial services, Mr. Dell brings extensive business and financial expertise to his Board service. The foregoing qualifications led to the Board’s conclusion that Mr. Dell should serve as a member of the Board.

			Portman Ridge Finance Corporation since April 2019; Mount Logan Capital Inc. since October 2018	I

Attendance at Board Meetings and the Annual Stockholder Meeting

The Board held four meetings during the fiscal year ended December 31, 2018. Each of our incumbent directors attended at least 75% of the aggregate total number of meetings of the Board held during the period for which he served as a director and of the aggregate total number of meetings held by all committees of the Board on which he served during the periods in which he served.

Director Independence

The Board consists of five directors, three of whom are “Independent Directors.” Independent Directors are directors who are not deemed to be “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of us. The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with the 1940 Act regarding who qualifies as an “independent director.” We do not consider a director independent unless the Board has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the Board has determined that Messrs. Duka, Grunebaum and Warshauer, who comprise a majority of the Board, qualify as independent directors.

Committees of the Board

Audit Committee

The members of the Audit Committee are Messrs. Duka, Grunebaum and Warshauer, each of whom is an Independent Director. Mr. Warshauer serves as Chairman of the Audit Committee. The Board and the Audit Committee have determined that Messrs. Grunebaum and Warshauer are “audit committee financial experts,” as defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for overseeing matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by the independent public accountants. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

The Audit Committee held five formal meetings in 2018.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Duka, Grunebaum and Warshauer, each of whom is an Independent Director. Mr. Grunebaum serves as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying, researching and nominating Independent Directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management.

All candidates nominated for an Independent Director position must meet applicable independence requirements and have the capacity to address financial and legal issues and exercise reasonable business judgment. The Nominating and Corporate Governance Committee considers a variety of criteria in evaluating candidates (including candidates nominated by a stockholder), including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K; (3) reputation; (4) ability to attend scheduled Board and committee meetings; (5) general availability to attend to Board business on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or our business; (7) length of potential service; (8) commitment to the representation of our interests and our stockholders’ interests; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the Board’s composition.

The Nominating and Corporate Governance Committee considers nominees properly recommended by a stockholder. Our bylaws provide that for any nomination to be properly brought by a stockholder, such stockholder must comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our bylaws further provide that nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board and, provided that the Board has determined that directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The Nominating and Corporate Governance Committee held one formal meeting in 2018.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with the Board. Such parties can contact the Board by mail at: BC Partners Lending Corporation, c/o Secretary, 650 Madison Avenue, New York, New York 10022.

The communications made by these means will be sorted by personnel of the Company and directed to such member or members of the Board as deemed appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded to the members of the Audit Committee for review.

Board Leadership Structure; Independent Lead Director

Edward Goldthorpe serves as both our Chairman of the Board and President and Chief Executive Officer. The Board believes that while independent oversight of management is an important component of an effective board of directors, the most effective leadership structure for the Company at the present time is for Mr. Goldthorpe to serve as the principal executive officer of the Company and also serve as Chairman of the Board. The independent directors believe that because Mr. Goldthorpe and his affiliates are ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, Mr. Goldthorpe is the director best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate.

In addition, Mr. Duka serves as our lead independent director. The Board believes that the current structure is appropriate, as the Company has no employees and is externally managed by BC Partners Advisors L.P. (“BC Partners” or the “Adviser”), our investment adviser, whereby all operations are conducted by our Adviser or its affiliates.

The Board also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our Adviser. Some of the relevant processes and other corporate governance practices include:

•

A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full Board. In addition, all matters that relate to our Adviser or any of their affiliates must be approved by a majority of the independent directors. The Audit Committee is comprised entirely of independent directors.

•

The investment advisory agreement by and among the Company and our Adviser (the “Advisory Agreement”) has an initial two-year term, with an annual review subsequent to the initial two-year term by, and renewal subject to, the approval of the Board, including a majority of the independent directors. The fees paid to our Adviser must be deemed reasonable, as determined by our independent directors, on an annual basis.

•

The Board meets regularly, and materials are distributed to participants in advance of such meetings, which provides an opportunity for the Board to review materials and hold comprehensive and productive discussions.

The Board’s Role in Risk Oversight

The Board’s role in our management is one of oversight. Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of BC Partners as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Board’s oversight function cannot, however, eliminate all risks or ensure that particular events do not adversely affect the value of our investments. In particular, the Board may determine at any time to terminate the Advisory Agreement, without the payment of any penalty, upon 60 days’ written notice, and must evaluate the performance of our Adviser, and re-authorize the Advisory Agreement on an annual basis. The Board also has primary responsibility for the valuation of our assets. In addition, the Audit Committee is responsible for assisting the Board in overseeing the Company’s management of risks related to financial reporting. The Audit Committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The Audit Committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the Audit Committee conducts a detailed review with the Company’s independent registered public accounting firm of the accounting policies used by the Company and its financial statement presentation.

Code of Conduct and Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy this code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. We will report any material amendments to or waivers of a required provision of our Code of Ethics in a Current Report on Form 8-K.

Compensation of Our Executive Officers

None of our executive officers is currently compensated by us. We do not currently have any employees. Our day-to-day operations are managed by BC Partners. No compensation is paid by us to any of our Interested Directors.

Compensation of Our Directors

The following table sets forth compensation of our directors for the fiscal year ended December 31, 2018 No compensation is paid by us to any of our Interested Directors.

Name	Fees Earned or Paid in Cash(1)	Total
Interested Directors
Graeme Dell	—	—
Edward (Ted) Goldthorpe	—	—
Independent Directors
Alexander Duka	$36,370	$36,370
George Grunebaum	$36,370	$36,370
Robert Warshauer	$36,370	$36,370

(1)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

We pay each independent director $50,000 per year.

Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of the Board because we do not pay, or plan to pay, any compensation to our officers. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Investment Management Agreement

We are party to an investment advisory agreement (the “Investment Advisory Agreement”) pursuant to which we pay BC Partners a fee for investment management services consisting of a management fee based on our gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts) and an incentive fee based on the performance of our investments. Certain of our officers are also officers and employees of BC Partners or BC Partners LLP.

The Investment Advisory Agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. We have not incurred any investment advisory fees for fiscal year 2018 under the Investment Advisory Agreement.

We are party to an administration agreement (the “Administration Agreement) pursuant to which we reimburse BC Partners Management LLC (the “Administrator”), an affiliate of BC Partners LLP, for administrative services performed necessary for the operation of the Company.

The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party by the vote of the majority of the outstanding securities of the Company or by a vote of the board of the Administrator. We have not incurred any administration fees for fiscal year 2018 under the Administration Agreement.

Related Party Transaction Review Policy

The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to our Company’s Code of Ethics. Each of our directors and executive officers is instructed and periodically reminded to inform BC Partners Compliance of any potential related party transactions. In addition, each such director and executive offer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth, as of April 28, 2019, certain ownership information with respect to shares of the our common stock for each of our current directors, executive officers and directors and executive officers as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. With respect to persons known to us to beneficially own 5% or more of the outstanding shares of our common stock, such knowledge is based on beneficial ownership filings made by the holders with the SEC and other information known to us. The percentage ownership is based on 4,000 shares of common stock outstanding as of April 28, 2019.

Name and Address	Type of Ownership(1)	Shares Owned	Percentage
Beneficial owners of 5% or more
BC Partners Investment Holdings Limited(1)	Beneficial	4,000	100%
Interested Directors
Graeme Dell(2)	None	—	—
Edward (Ted) Goldthorpe(2)	None	—	—
Independent Directors
Alexander Duka	None	—	—
George Grunebaum	None	—	—
Robert Warshauer	None	—	—

Name and Address	Type of Ownership(1)	Shares Owned	Percentage
Executive Officers
Andrew Devine (2)	None	—	—
Jacki Hamilton (2)	None	—	—
All executive officers and directors as a group (7 persons) (2)	None	—	—

*	Less than 1%.
(1)

In conjunction with our formation, we issued and sold 4,000 shares of our common stock to BC Partners Investments Holdings Limited. BC Partners Investment Holdings Limited is a related party of the Adviser and a wholly-owned subsidiary of BC Partners Holdings Limited.

(2)	Messrs. Goldthorpe, Dell, Devine and Ms. Hamilton are each employees of our Adviser and/or one or more of its affiliates, but each disclaims beneficial ownership of BC Partners Holdings Limited.
(3)	The address for each of our directors and executive officers and BC Partners Advisors L.P. is c/o BC Partners Advisors L.P., 650 Madison Avenue, New York, New York 10022.
(4)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

ITEM 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

During the year ended December 31, 2018, KPMG served as our independent registered public accounting firm. All services rendered by KPMG for the year ended December 31, 2018 were pre-approved in accordance with the pre-approval policies and procedures described in the Audit Committee Report below.

Principal Independent Registered Public Accounting Firm Fees

Audit Fees

The aggregate audit fees billed by KPMG for the year ended December 31, 2018 was $95,000. Audit fees consists of fees billed for professional services rendered for the audit of the year-end financial statements included in our Annual Report on Form 10-K, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

No audit-related fees were billed by KPMG for the year ended December 31, 2018. Audit-related fees are for any services rendered to us that are reasonably related to the performance of the audits or reviews of our consolidated financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

No tax fees were billed by KPMG for the year ended December 31, 2018. Tax fees consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

The aggregate fees billed by KPMG for any other products or services for the year ended December 31, 2018 was $2,000.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board. The Audit Committee is currently composed of Messrs. Duka, Grunebaum and Warshauer. Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with Standards of the Public Company Accounting Oversight Board (United States), and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Pre-Approval of Independent Auditor Services Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor. All services reported in the Audit, Audit Related, Tax and All Other Fees categories above were approved by the Audit Committee.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) any and all such services do not aggregate to more than five percent of total revenues paid by the Company to the independent auditor in the fiscal year when services are provided; (2) such services were not recognized as non-audit services at the time of the engagement; (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or one or more designated representatives; and (4) separate disclosure of the services retroactively approved under this exception is made in accordance with the proxy disclosure rules.

Review with Management

The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and KPMG, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee discussed the results of KPMG’ examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Principal Executive Officer and Principal Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also discussed with KPMG matters relating to KPMG’ judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the Public Company Accounting Oversight Board Accounting Standard 16 (Communication with Audit Committees). In addition, the Audit Committee has discussed with KPMG its independence from management and the Company, as well as the matters in the written disclosures received from KPMG and required by Public Company Accounting Oversight Board Rule 3526 (Auditor Independence). The Audit Committee received a letter from KPMG confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with KPMG the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of KPMG’s audits and all fees paid to KPMG during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by KPMG for the Company. The Audit Committee has reviewed and considered the compatibility of KPMG’s performance of non-audit services with the maintenance of KPMG’s independence as the Company’s independent registered public accounting firm.

Conclusion

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements as of and for the year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC. The Audit Committee also recommended the selection of KPMG to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2019.

Respectfully Submitted,

The Audit Committee

Alexander Duka (Chair)

George Grunebaum

Robert Warshauer

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements or information statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by us with the SEC. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Room.

SUBMISSION OF STOCKHOLDER PROPOSALS

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

We will consider for inclusion in our proxy materials for the 2020 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, in the period no earlier than on December 2, 2019 and no later than 5:00 p.m. (Eastern Time) on January 1, 2020, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing to Secretary, BC Partners Lending Corporation, 650 Madison Avenue, New York, New York 10022, and the proposal should be received by the Company no earlier than December 2, 2019 and no later than 5 p.m., Eastern Time, on January 1, 2020. In the event that the date of the 2020 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from April 30, 2020 (the first anniversary of the date of the Consent) a timely notice by the stockholder must be delivered no earlier than 150 days prior to the 2020 Annual Meeting of Stockholders and not later than 5 p.m., Eastern Time, on the later of (i) the 120th day prior to the 2020 Annual Meeting of Stockholders or (ii) the tenth day following the day on which public announcement of the notice for the 2020 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PRIVACY NOTICE

We are committed to protecting our stockholders’ privacy. The following information explains the privacy policies of the Company and its affiliated companies.

How We Protect Stockholder Personal Information

We safeguard, according to strict standards of security and confidentiality, all information we receive about our stockholders. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

What Kind of Information We Collect

The only information we collect from stockholders is name, address and number of shares a stockholder holds.

How We Use this Information

This information is used only so that we can service stockholder accounts, send annual reports and other information about the Company, and send proxy statements or other information required by law.

Who Has Access to Personal Information

We do not share customer information with any non-affiliated third party except as described below.

•

Authorized Employees of the Adviser and the Administrator. It is our policy that only authorized employees of the Adviser and/or the Administrator who need to know your personal information will have access to it.

•

Service Providers. We may disclose stockholder’s personal information to companies that provide services on our behalf, such as record keeping, processing of trades and mailing information to stockholders. These companies are required to protect investor information and use it solely for the purpose for which they received it.

•

Courts and Government Officials. If required by law, we may disclose stockholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Updating Your Information

To help us keep customer information up-to-date and accurate, a stockholder should contact us, at the address below, if there is any change in a stockholder’s personal information.

BC Partners Lending Corporation

650 Madison Avenue

New York, New York 10022

ATTN: Chief Compliance Officer